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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
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RMR Real Estate Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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RMR Real Estate Income Fund

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, APRIL 23, 2014

To the Shareholders of RMR Real Estate Income Fund:

        Notice is hereby given that the annual meeting of shareholders of RMR Real Estate Income Fund, a Delaware statutory trust (the "Fund"), will be held at the offices of the Fund, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Wednesday, April 23, 2014, at 9:30 a.m. (Eastern time), and any adjournments, postponements or delays thereof (the "Annual Meeting"), for the following purposes:

  1.
  To elect Mr. John L. Harrington as a trustee by holders of its common shares and preferred shares, voting together as a single class, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified (the "Proposal"); and

  2.
  To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

        THE BOARD OF TRUSTEES OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES OF THE FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

        Shareholders of record as of the close of business on February 14, 2014 are entitled to notice of and to vote at the Annual Meeting and at any adjournments, postponements or delays thereof.

        Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders on the Internet. You can now access proxy materials and vote at www.proxyvote.com. You may vote via the Internet or by telephone by following the instructions on that website. In order to vote via the Internet or by telephone you must have your shareholder identification number which is set forth in the Notice Regarding the Availability of Proxy Materials mailed to you. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. You may also request a paper proxy card to submit your vote by mail. If you attend the Annual Meeting and vote in person, that vote will revoke any proxy you previously submitted. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please read the proxy statement and complete or authorize a proxy for your shares as soon as possible. Your vote is important, no matter how many or how few shares you own.

                      By order of the Board of Trustees,

                      JENNIFER B. CLARK
                      Secretary
                       RMR Real Estate Income Fund

Newton, Massachusetts
February 21, 2014

RMR Real Estate Income Fund

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

PROXY STATEMENT

YOUR PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
RMR REAL ESTATE INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, April 23, 2014

February 21, 2014

        This proxy statement is being furnished in connection with the solicitation by the Board of Trustees (the "Board") of RMR Real Estate Income Fund, a Delaware statutory trust (the "Fund"), of proxies to be voted at the annual meeting of shareholders of the Fund to be held at the offices of the Fund, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Wednesday, April 23, 2014, at 9:30 a.m. (Eastern time), and at any and all adjournments, postponements or delays thereof (the "Annual Meeting").

        The following table indicates the proposal in respect of which votes are solicited by this proxy statement and the class of shares solicited for the proposal (the "Proposal"):

Description	Class of Shares Voting
To elect Mr. John L. Harrington as a trustee.	Preferred shares and common shares of the Fund, voting together as a single class.

        This proxy statement and the related proxy card are being first sent to shareholders on or about February 21, 2014. The Fund will furnish, without charge, a copy of its most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the Fund at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 (toll free telephone number (866) 790-8165). Copies can also be obtained by visiting the Fund's website at www.rmrfunds.com.* Copies of the Fund's annual and semi-annual reports are also available on the EDGAR Database on the Securities and Exchange Commission's (the "SEC") website at www.sec.gov.

*
The Internet address for the Fund is included several times in this proxy statement as a textual reference only. The information on the website is not incorporated by reference into this proxy statement.

        The record date for the Annual Meeting is February 14, 2014. Only shareholders of record as of the close of business on February 14, 2014 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof. As of the record date, the Fund had the following shares outstanding:

Fund	NYSE MKT Symbol+	Number of Common Shares	Number of Preferred Shares (Series M, T, W, Th and F)
RMR Real Estate Income Fund	RIF	7,651,507	667

+
The common shares of the Fund are listed for trading on the NYSE MKT LLC (the "NYSE MKT"). The preferred shares of the Fund are not listed for trading on any national securities exchange.

        The principal executive office of the Fund is located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

        A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares of the Fund entitled to vote on a particular matter at the Annual Meeting, represented in person or by proxy, will constitute a quorum for voting on that particular matter or transaction of business. Common shares and preferred shares of the Fund represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting.

        Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Shares represented by proxies that are marked "ABSTAIN" will be counted as shares present for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes and abstentions will have no effect on the outcome of the vote on the Proposal.

        Failure of a quorum to be present at the Annual Meeting with respect to any particular matter may cause an adjournment of the Annual Meeting with respect to that particular matter and will subject the Fund to additional proxy solicitation expenses. The Fund's bylaws expressly authorize the chairperson of the Annual Meeting, subject to the review of the Independent Trustees (as defined below), to adjourn the Annual Meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of business, (b) the Board or the chairperson of the Annual Meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Board or the chairperson of the Annual Meeting determines has not been made sufficiently or timely available to shareholders, or (c) the Board or the chairperson of the Annual Meeting determines that adjournment is otherwise in the best interests of the Fund. If the Annual Meeting is adjourned, the time and place of the adjourned meeting will be announced at the Annual Meeting.

        The holders of the outstanding common and preferred shares of the Fund are entitled to one vote per share with respect to proposals of the Fund upon which such holders are entitled to vote.

        Approval of the Proposal requires the affirmative vote of a majority of all the votes cast on the Proposal at the Annual Meeting.

        The individuals named as proxies on the proxy card will vote in accordance with your directions with respect to the Fund as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted "FOR" the

Proposal to the extent that your shares are entitled to be voted on the Proposal. If other matters properly come before the Annual Meeting or any adjournments, postponements or delays thereof, and if discretionary authority to vote with respect thereto has been conferred by the proxy card, the persons named in the proxy card will vote the proxy in accordance with their discretion on those matters.

        Any proxies may be revoked at any time before they are voted at the Annual Meeting by timely filing with the Fund a written notice of revocation, by timely delivering to the Fund a duly executed proxy bearing a later date, by voting over the Internet or by telephone at a later time in the manner provided on the website indicated in the Notice of Internet Availability or by attending the Annual Meeting and voting in person. Votes provided over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern time on April 22, 2014. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting.

        IMPORTANT: If your shares are held in "street name" through a brokerage firm, bank, nominee or other institution, please contact the person responsible for your account and give instructions on how to vote your shares.

        The proposal for shareholder votes and the recommendation of the Board with respect to the Proposal is set forth below.

INFORMATION RELATING TO TRUSTEES

        The Fund's Board is divided into three classes of trustees (each trustee, a "Trustee" and, collectively, the "Trustees"). There is one Trustee (Mr. John L. Harrington) in Class I whose current term expires in 2014, there are two Trustees in Class II (Messrs. Adam D. Portnoy and Jeffrey P. Somers) whose current terms expire in 2015 and there are two Trustees in Class III (Messrs. Barry M. Portnoy and Arthur G. Koumantzelis) whose current terms expire in 2016. Mr. John L. Harrington is being proposed for reelection as a Class I Trustee at the Annual Meeting. Trustees in each class are elected and hold office for a term expiring at the Fund's annual meeting held in the third year following the year of their election, with each Trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and the organizational documents of the Fund, holders of preferred shares of the Fund, voting as a separate class, are entitled to elect two Trustees to the Fund's Board (Messrs. Barry M. Portnoy and Adam D. Portnoy presently represent the holders of the Fund's preferred shares), and the remaining Trustees of the Fund are elected by the holders of the common shares and preferred shares of the Fund, voting together as a single class.

        A majority of the Trustees are not "interested persons" of the Fund within the meaning of the 1940 Act. Messrs. Harrington, Somers and Koumantzelis are not "interested persons" of the Fund within the meaning of the 1940 Act, and are sometimes referred to herein as "Independent Trustees."

        The Board has determined that a majority of the Trustees are independent pursuant to the corporate governance standards for companies listed on the NYSE MKT. In determining independence pursuant to NYSE MKT standards each year, the Fund's Board affirmatively determines whether the Independent Trustees have a direct or indirect material relationship with the Fund or its affiliates other than by reason of their service as an Independent Trustee. When assessing a Trustee's relationship with the Fund or its affiliates, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint but also from that of the persons or organizations with which the Trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. The Board has determined that Messrs. Harrington, Somers and Koumantzelis currently qualify as independent under the NYSE MKT rules. Additional information regarding the nominee and Trustees is included in this proxy statement under the heading "Information Regarding Nominee and Trustees of the Fund."

        The Proposal: Election of Mr. John L. Harrington as a Class I Trustee by the holders of common shares and preferred shares, voting together as a single class.

ELECTION OF TRUSTEE

        In the Proposal, holders of common shares and preferred shares, voting together as a single class, are being asked to elect Mr. John L. Harrington as a Class I Trustee of the Fund. On December 18, 2013, the Nominating Committee of the Fund nominated Mr. John L. Harrington as a Class I Trustee to stand for reelection at the Annual Meeting.

        In making its nomination, the Nominating Committee of the Fund considered Mr. John L. Harrington's qualifications for service on the Board. The Nominating Committee considered the quality of his past services as a Trustee of the Fund, his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to Board business; his familiarity with the responsibilities of service on the Board of a publicly owned company; his ability to qualify as an Independent Trustee; and other matters that the Nominating Committee deemed appropriate. Mr. John L. Harrington is the nominee of the Nominating Committee of the Fund for election by its common shareholders and preferred shareholders, voting together as a single class, at the Annual Meeting to serve until the Fund's 2017 annual meeting, and to hold office until the expiration of the term of the Class I Trustee and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

        It is the intention of the persons named in the proxy card to vote the shares represented thereby "FOR" the election of Mr. John L. Harrington, unless a proxy card is marked otherwise. Mr. John L. Harrington has agreed to serve as Trustee of the Fund if elected. However, if Mr. John L. Harrington becomes unable or unwilling to accept nomination for election to the Board, the proxies will be voted for a substitute nominee designated by the Fund's Nominating Committee. The Board has no reason to believe that Mr. John L. Harrington will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. JOHN L. HARRINGTON.

SOLICITATION OF PROXIES

        The Fund will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of proxy materials. In addition to the solicitation of proxies by Internet, email, telephone and mail, the Fund's Trustees, officers and other employees, and the directors, officers and other employees of RMR Advisors, Inc. (the "Advisor"), the Fund's investment adviser, may solicit proxies by personal interview, telephone, facsimile, email or otherwise. They will not be paid any additional compensation for such solicitation. The Fund will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund and obtain their voting instructions. The Fund will reimburse those firms for their expenses.

INFORMATION REGARDING NOMINEE AND TRUSTEES OF THE FUND

        Certain information concerning the nominee and Trustees of the Fund is set forth below. Mr. John L. Harrington, nominee for the Fund, is currently a Trustee of the Fund. The Fund is a registered closed end management investment company advised by the Advisor. The "interested persons" of the Fund (as defined by Section 2(a)(19) of the 1940 Act) who are Trustees of the Fund

are noted as "Interested Trustees." The business address of the nominee and Trustees of the Fund, and of the Advisor, is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

        During 2013, the Board held six meetings. No Trustee attended less than 75% of the meetings of the Board or Board committees on which he served. All members of the Board are encouraged, but not required, to attend the Annual Meeting. All members of the Board attended the annual meeting of shareholders held in 2013.

        Biographical and other information relating to the nominee standing for election at the Annual Meeting is set forth below. Mr. John L. Harrington is an Independent Trustee, and is a member of the Fund's Audit, Compensation and Nominating Committees.

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for Trustee in past 5 years	Number of portfolios in fund complex overseen by nominee for Trustee
Independent Trustee Nominee
John L. Harrington (1936)	Class I Trustee to serve until 2014; since 2003

Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; Independent Trustee of Hospitality Properties Trust since 1995; Independent Trustee of Senior Housing Properties Trust since 1999; and Independent Trustee of Government Properties Income Trust since 2009.

1

        Biographical and other information relating to the Trustees who are not standing for election or reelection at the Annual Meeting is set forth below. Messrs. Barry M. Portnoy and Adam D. Portnoy are Interested Trustees as a result of their ownership of, and current positions with, the Advisor and/or the Fund. Messrs. Koumantzelis and Somers are Independent Trustees, and are members of the Fund's Audit, Compensation and Nominating Committees.

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years	Number of portfolios in fund complex overseen by Trustee
Interested Trustees
Barry M. Portnoy†† (1945)	Class III Trustee to serve until 2016; Portfolio Manager of the Fund; since 2003

Director, an owner and Vice President of the Advisor since 2002; Founder, an owner and Director of Reit Management & Research LLC ("Reit Management") and its predecessor since 1986 and Chairman since 1998; Managing Trustee of CommonWealth REIT since 1986; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; Managing Trustee of Government Properties Income Trust since 2009; and Managing Trustee of Select Income REIT since 2011.

1
Adam D. Portnoy†† (1970)	Class II Trustee to serve until 2015; President and Chief Executive Officer (serves at the discretion of the Board); Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)

President, an owner and Director of the Advisor since 2007 (Executive Vice President from 2003 to 2007); President, an owner, Chief Executive Officer and Director of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT since 2006 (Executive Vice President from 2003 to 2006, President since 2011); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); and Managing Trustee of Select Income REIT since 2011.

1

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years	Number of portfolios in fund complex overseen by Trustee
Independent Trustees
Arthur G. Koumantzelis (1930)	Class III Trustee to serve until 2016; since 2003	Independent Director of TravelCenters of America LLC since 2007; Independent Director of Five Star Quality Care, Inc. from 2001 to 2010; Independent Trustee of Hospitality Properties Trust from 1995 to 2007; and President and Chief Executive Officer of Gainesborough Investments LLC from 1998 to 2007.	1
Jeffrey P. Somers (1943)	Class II Trustee to serve until 2015; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Director); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., an SEC registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Senior Housing Properties Trust since 2009; Independent Trustee of Government Properties Income Trust since 2009; Independent Trustee of Select Income REIT since 2012; and Trustee of Pictet Funds (1995-2001).	1

†
Includes length of time served as a Trustee of the Fund's predecessor funds.

††
Adam D. Portnoy is the son of Barry M. Portnoy.

        The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting, or public or charitable service; experience from service as a Trustee of the Fund and its predecessor funds, other investment funds, public companies, real estate investment trusts or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings; or other relevant life experiences.

        The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that they should serve (or continue to serve) on the Board.

Trustee	Experience, Qualifications and Skills
Independent Trustee Nominee:
John L. Harrington
The Board concluded that Mr. Harrington should serve as one of the Fund's Independent Trustees based upon, among other things, his many years of experience as a president, chief executive officer and director/trustee of various public and private companies and charitable trusts. Mr. Harrington's experience as president of Boston Trust Management Corp., an investment management company, as a former director of Fleet Bank, N.A. and as trustee of a various real estate investment trusts provides the Board with the benefit of his experience with the management practices of financial companies generally and particular expertise with respect to real estate investment trusts. Through his many executive and finance related positions, including but not limited to responsibilities he undertook during his long tenure in management of professional baseball, Mr. Harrington developed professional skills and expertise in management, accounting, finance and risk management. Mr. Harrington is also licensed as a Certified Public Accountant and was a former assistant professor of accounting at Boston College. Mr. Harrington's long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Harrington's independence from the Fund and the Advisor also qualifies him to serve as a member of the Audit, Compensation and Nominating Committees.

Trustee	Experience, Qualifications and Skills
Interested Trustees:
Barry M. Portnoy
The Board concluded that Mr. Portnoy should serve as one of the Fund's Trustees based upon, among other things, his many years of leadership experience in real estate, administration and financial services operations and the law and his experience in and knowledge of the commercial real estate industry and real estate investment trusts. Mr. Portnoy's extensive public company director service, his professional skills and expertise in, among other things, legal and regulatory matters and his experience as chairman of a national law firm have provided him with legal expertise and executive skills valuable to the Board in dealing with and resolving complex and difficult issues. Mr. Portnoy's experience as Chairman of Reit Management, and Managing Trustee of various real estate investment trusts, provides the Board with insight into the operational, financial and investment practices of real estate investment vehicles generally. The Board also benefits from Mr. Portnoy's experience as Director and Vice President of the Advisor. Mr. Portnoy's long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.
Adam D. Portnoy
The Board concluded that Mr. Portnoy should serve as one of the Fund's Trustees based upon, among other things, his extensive experience in and knowledge of the commercial real estate industry and real estate investment trusts, his leadership positions with Reit Management and the Advisor, his public company director service, his demonstrated management ability, his experience in investment banking and private equity, his government organization service, and his institutional knowledge earned through service on the Board and in key leadership positions with the Advisor. The Board benefits from Mr. Portnoy's experience as President and Chief Executive Officer of Reit Management and the Advisor in light of his business leadership and experience. Mr. Portnoy's experiences as the Managing Trustee of various real estate investment trusts provide the Board with practical business knowledge of the real estate investment trust industry. Mr. Portnoy's long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.

Trustee	Experience, Qualifications and Skills
Independent Trustees:
Arthur G. Koumantzelis
The Board concluded that Mr. Koumantzelis should serve as one of the Fund's Independent Trustees because, among other things, he brings to the Board a wealth of practical business knowledge and leadership as an experienced president, chief financial officer and director/trustee of various public and private companies and accounting and financial reporting knowledge as a former partner in an international firm of independent public accountants. In particular, because of Mr. Koumantzelis's extensive service as the president of a private investment company, as a trustee of various real estate investment trusts and as a director of a real estate based operating company, he is able to provide the Board with insight regarding the management of pools of real estate related assets. Moreover, Mr. Koumantzelis has served as the chief financial officer of a company required to file periodic reports with the SEC and this, among other qualifications, qualifies Mr. Koumantzelis as the Fund's audit committee financial expert. Mr. Koumantzelis's long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Koumantzelis's independence from the Fund and the Advisor also qualifies him to be a member of the Audit, Compensation and Nominating Committees.
Jeffrey P. Somers
The Board concluded that Mr. Somers should serve as one of the Fund's Independent Trustees because, among other things, he brings to the Board broad and diverse knowledge of the legal and compliance matters pertaining to investment companies as a result of his prior experience serving on the boards of registered investment companies, his work as an SEC staff attorney and more than 30 years of business law experience, including in general corporate governance and securities matters and securities laws compliance for investment advisers and broker-dealers. Mr. Somers's experience as a trustee of three real estate investment trusts allows him to provide the Board with added insight into the management practices of real estate focused investment vehicles and expertise with respect to real estate investment trusts. Mr. Somers's leadership roles as a managing member of two law firms has provided him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities. Mr. Somers's past service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Somers's independence from the Fund and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committees.

 COMPENSATION OF TRUSTEES

        Interested Trustees of the Fund receive no compensation for services as a Trustee from the Fund. The following table sets forth the compensation of the Independent Trustees from the Fund for service to the Fund for the fiscal year ended December 31, 2013. As of December 31, 2013, the Fund is the only fund in the fund complex.

John L. Harrington	$12,000
Arthur G. Koumantzelis	$11,000
Jeffrey P. Somers	$11,500

        Until changed by a vote of the Compensation Committee of the Board, the compensation payable to each Independent Trustee is as follows.

Timing and Description	Amount
• At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer.	$5,000
• At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer paid to the Audit Committee Chair.	$1,000
• For each meeting of the Board or a Board committee which is attended, an attendance fee, per meeting, up to a maximum of $1,000 per meeting day.	$500

        In addition to the compensation paid to Independent Trustees, the Fund reimburses all Trustees for expenses incurred in connection with their duties as Trustees, including for approved attendance at continuing education programs.

COMMUNICATIONS WITH TRUSTEES

        Any shareholder of the Fund or other interested party of the Fund who desires to communicate with the Fund's Trustees, individually or as a group, may do so by visiting the Fund's website at www.rmrfunds.com, by calling the Fund's toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, in care of the Chief Compliance Officer and Director of Internal Audit, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Chief Compliance Officer and Director of Internal Audit will deliver communications to the appropriate persons.

BOARD LEADERSHIP STRUCTURE AND COMMITTEES

        The Fund's Board is comprised of both Independent Trustees and Managing Trustees (as defined below), with a majority being Independent Trustees. The Independent Trustees are not involved in the day to day activities of the Fund, are not employees of the Advisor and are persons who qualify as independent under the Fund's declaration of trust, bylaws, applicable rules of the NYSE MKT and applicable laws and regulations relating to registered investment companies. The "Managing Trustees" have been employees, officers or directors of the Advisor or involved in the day to day activities of the Fund for at least one year. The Fund's Board is composed of three Independent Trustees and two Managing Trustees. The Fund's President is a member of the Board. The Fund's Treasurer is not a member of the Board, but he regularly attends Board meetings, as does the Fund's Chief Compliance Officer and Director of Internal Audit. Other officers of the Advisor also sometimes attend Board meetings at the invitation of the Board.

        The Audit, Compensation and Nominating Committees are comprised solely of Independent Trustees and an Independent Trustee serves as Chair of each such committee. These three standing committees have responsibilities related to leadership and governance, including among other things: (i) the Fund's Audit Committee reviews financial reports, oversees accounting and financial reporting processes, selects independent accountants, determines the compensation paid to independent accountants and assists the Board with its oversight of the internal audit function and compliance with legal and regulatory requirements; (ii) the Fund's Compensation Committee annually evaluates the performance of the Fund's Chief Compliance Officer and Director of Internal Audit and approves the compensation the Fund pays to him and recommends to the Board compensation to be paid to the Independent Trustees; and (iii) the Fund's Nominating Committee considers nominees to serve on the Board and selects, or recommends that the Board select, nominees for election to the Board. The Chairs of the Audit, Compensation and Nominating Committees set the agenda for their respective committee meetings, but committee members, the Managing Trustees or members of the management may suggest agenda items to be considered by these committees.

        The Fund does not have a Chairman of the Board or a lead Independent Trustee. The President, any Managing Trustee or any two Trustees then in office may call a special meeting of the Trustees. The Managing Trustees (of whom the President is one), in consultation with the Treasurer, set the agenda for the Board meetings, and any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, or the Treasurer. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees. The Independent Trustees meet to consider the business of the Fund without the attendance of the Managing Trustees or officers, and they meet separately with the Fund's officers, with its Chief Compliance Officer and Director of Internal Audit and with the Fund's independent accountants. In such meetings of the Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

        The Board seeks to combine appropriate leadership with the ability to conduct business efficiently and with appropriate care and attention given the specific characteristics and circumstances of the Fund. In particular, the Board is small—comprised of only five members—and the Board believes that this structure facilitates informal discussions and communication from management to the Board and among Trustees. Additionally, the Fund is relatively focused in its investment approach and business, and relatively small in terms of assets under management, and the Board believes that this structure allows it to provide oversight of and be involved in the critical aspects of the Fund's management on an ongoing and cost efficient basis.

        The Board oversees risk as part of its general oversight of the Fund, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Fund is conducted by the Advisor, and the Advisor implements risk management in its activities. In discharging their oversight responsibilities, the Board and Board committees regularly review a wide range of reports provided to them by the Advisor and other service providers, including reports on market and industry conditions, operating and compliance reports, financial reports, reports on risk management activities, liquidity analyses, valuation, and regulatory and legislative updates that may impact the Fund, legal proceedings updates and reports on other business related matters, and the Trustees discuss such matters among themselves and with representatives of the Advisor, counsel and the Fund's independent accountants. The Fund's Audit Committee performs a lead role in helping the Board fulfill its responsibilities for oversight of the financial reporting, internal audit function, risk management and the compliance with legal and regulatory requirements. The Board and the Fund's Audit Committee review periodic reports from an independent registered public accounting firm regarding potential risks, including risks related to the Fund's internal controls. The Fund's Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the Fund's Chief Compliance Officer and Director of Internal Audit with the goal of helping the Fund systematically evaluate the effectiveness of its risk management, control and governance processes, and periodically meets with the Chief Compliance Officer and Director of Internal Audit to review the results of its internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of its risk management. The Fund's Compensation Committee also evaluates the performance of the Chief Compliance Officer and Director of Internal Audit.

        While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Fund to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

        As discussed above, the Fund has an Audit Committee, a Compensation Committee and a Nominating Committee. The Board has adopted charters for each of these committees. Copies of the respective charters of the Audit Committee, Compensation Committee and Nominating Committee are available on the Fund's website at www.rmrfunds.com. Each of these Board committees is composed of Messrs. Harrington, Koumantzelis and Somers, the Independent Trustees, who are independent under applicable NYSE MKT listing standards.

        The primary function of the Audit Committee is to assist the Board's oversight of matters relating to: the integrity of financial statements; legal and regulatory compliance; the qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. Messrs. Harrington and Somers each serve simultaneously on the audit committees of more than three public companies; however, the Board has determined that such simultaneous service does not impair the ability of Messrs. Harrington and Somers to effectively serve on the Fund's Audit Committee. The Audit Committee is directly responsible for the selection of independent accountants. The Board has determined that Mr. Koumantzelis is "independent" as defined by applicable laws and regulations governing registered investment companies and the rules of the NYSE MKT, and based upon his education and experience, possesses the requisite qualifications for designation, and has so designated him as the Fund's audit committee financial expert. During 2013, the Audit Committee of the Fund held four meetings.

        The primary function of the Compensation Committee is to determine and review the fees paid by the Fund to Independent Trustees and to recommend to the Board the compensation payable to the Chief Compliance Officer and Director of Internal Audit of the Fund. During 2013, the Compensation Committee of the Fund held two meetings.

        The primary function of the Fund's Nominating Committee is to (i) identify individuals qualified to become Independent Trustees and to select Independent Trustee nominees for each annual meeting of the Fund's shareholders or when vacancies occur and (ii) consider recommendations by the Fund's shareholders of nominees for election to the Board. The Fund's Nominating Committee may also generally consider the qualifications of Managing Trustee nominees for each annual meeting of the Fund's shareholders and recommend to the Board whether the Board should nominate such persons for election by the Fund's shareholders. During 2013, the Nominating Committee of the Fund held one meeting.

 SHAREHOLDER NOMINATIONS AND PROPOSALS

        The Fund's declaration of trust and bylaws require compliance with certain procedures for a Fund shareholder to properly make a nomination for election to the Board or to propose other business for the Fund. In order for a shareholder to properly propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the shareholder must comply, in all respects, with the advance notice and other provisions set forth in the Fund's bylaws, which currently include, among other things, requirements as to the shareholder's timely delivery of advance notice, ownership of at least a specified minimum amount of the Fund's common or preferred shares, as applicable, for a specified minimum period of time, record ownership and submission of specified information. If a shareholder who is eligible to do so under the Fund's bylaws wishes to nominate a person or persons for election to the Board or propose other business for the Fund, that shareholder must provide a written notice to the Fund's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The notice must set forth detailed specified information about any proposed nominee, the shareholder making the nomination and affiliates and associates of that shareholder. As to any other business that the shareholder proposes to bring before the meeting, the Fund's bylaws provide that the notice must set forth a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of the shareholder, a description of all agreements, arrangements and understandings involving the shareholder in connection with the proposal of such business and a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

        To be timely, the notice must be delivered to the Fund's Secretary at the principle executive offices of the Fund not later than 5:00 p.m. (Eastern time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. If the annual meeting is called for a date that is more than 30 days earlier or later than the first anniversary of the date for the preceding year's annual meeting, notice by the shareholder, to be timely, must be so delivered not later than 5:00 p.m. (Eastern time) on the 10th day following the earlier of the day on which (i) notice of the date of the annual meeting is mailed or otherwise made available or (ii) public announcement of the date of such meeting is first made by the Fund. Neither the postponement or adjournment of an annual meeting, nor the public announcement of such postponement or adjournment, commences a new time period for the giving of a shareholder's notice as described above. Except as otherwise set forth in the Fund's bylaws, no shareholder may give a notice to nominate or propose other business, and no such notice shall be effective, unless such shareholder holds a certificate for all shares owned by such shareholder during all times described above and in the Fund's bylaws, and a copy of each such certificate held by such shareholder at the time of giving such notice accompanies such shareholder's notice.

        The foregoing description of the procedures for a Fund shareholder properly to make a nomination for election to the Board or to propose other business for the Fund outside of Rule 14a-8 under the Exchange Act is only a summary and is not complete. Copies of the Fund's declaration of trust and bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, and the provisions which concern the eligibility of a shareholder to make a nomination or proposal of other business, are available on the EDGAR Database on the SEC's website at www.sec.gov. The Fund will also furnish, without charge, a copy of its declaration of trust and bylaws to a shareholder upon request, which may be requested by writing to the Fund's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with these provisions of the Fund's bylaws.

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the Fund's 2015 annual meeting of shareholders must be received at the Fund's principal executive offices on or before October 24, 2014 in order to be considered for inclusion in the Fund's proxy statement for its 2015 annual meeting of shareholders, provided that if the Fund holds its 2015 annual meeting on a date that is more than 30 days before or after April 23, 2015, shareholders must submit proposals for inclusion in the Fund's 2015 proxy statement within a reasonable time before the Fund begins to print and send proxy materials. Under Rule 14a-8, the Fund is not required to include shareholder proposals in the proxy materials unless conditions specified in the rule are met. The Fund's bylaws require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Fund's bylaws, not later than 5:00 p.m. (Eastern time) on October 24, 2014 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than September 24, 2014; provided, that, if the Fund's 2015 annual meeting is called for a date that is more than 30 days earlier or later than April 23, 2015, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern time on the 10th day following the earlier of the day on which (1) notice of the date of the Fund's 2015 annual meeting is mailed or otherwise made available or (2) public announcement of the date of the Fund's 2015 annual meeting is first made by the Fund.

SELECTION OF CANDIDATES FOR TRUSTEES

        The Nominating Committee of the Fund selects, or recommends that the Board select, Trustees to be elected by the Fund's shareholders. The Nominating Committee of the Fund also selects, or recommends that the Board select, Trustees to fill vacancies which may occur from time to time.

        In considering candidates to serve as Trustees, the Nominating Committee seeks individuals who have qualities which the committee believes may be effective in serving the Fund's long term best interests. Among the characteristics which the Nominating Committee considers are the following: the quality of the candidate's past services to the Fund, if any; the business and personal experience of the candidate and their relevance to the Fund's business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment and the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to Board business; the familiarity of the candidate with the responsibilities of service on the Board of a publicly owned company; whether the candidate would be an Independent Trustee if elected as a Trustee; and other matters that the Nominating Committee deems appropriate. In seeking candidates for Trustee who have not previously served as a Trustee of the Fund, among other possible sources, the Nominating Committee may use the business, professional and personal contacts of its members, it may accept recommendations from other Trustees, and, if it considers it appropriate, it may engage a professional search firm. In 2013, the Fund did not pay any third party to identify or to assist in the evaluation of any candidate for election to the Board.

        Another purpose of the Fund's Nominating Committee is to consider candidates for election as Trustees who are recommended by shareholders. To be considered by the Fund's Nominating Committee, a shareholder recommendation for a nominee must be made by such shareholder's written notice to the Chair of the Nominating Committee and the Secretary of the Fund, which notice should contain or be accompanied by the information and documents with respect to the recommended nominee and recommending shareholder that the recommending shareholder believes to be relevant or helpful to the Nominating Committee's deliberations. The Fund's Nominating Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Any nominee recommended by a shareholder will be considered by the Nominating Committee in its discretion using the same criteria as other candidates considered by it.

        The preceding paragraph applies only to shareholder recommendations for nominees to the Fund's Nominating Committee. A shareholder nomination must be made in accordance with the provisions of the Fund's bylaws, including the procedures discussed above, and applicable state and federal laws.

 OFFICERS OF THE FUND

        The table below lists the officers of the Fund, their year of birth, their term in office and their principal occupations during the last five years. The President, the Treasurer and the Secretary of the Fund are elected annually by the Board. The Director of Internal Audit is appointed by the Audit Committee at any time. Other officers of the Fund may be elected or appointed by the Board at any time. Unless otherwise indicated, the principal business address of each officer of the Fund is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. No officer is compensated by the Fund with the exception of the Fund's Chief Compliance Officer and Director of Internal Audit, and the Fund does not compensate that officer in excess of $60,000 per year.

Name and Year of Birth	Position held with the Fund and length of time served†	Other principal occupations in the past 5 years	Number of portfolios in fund complex for which position is held
Adam D. Portnoy†† (1970)	President and Chief Executive Officer (serves at the discretion of the Board); Class II Trustee; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)	President, an owner and Director of RMR Advisors, Inc. since 2007 (Executive Vice President from 2003 to 2007); President, an owner, Chief Executive Officer and Director of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT since 2006 (Executive Vice President from 2003 to 2006, President since 2011); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); and Managing Trustee of Select Income REIT since 2011.	1
Mark L. Kleifges (1960)	Treasurer and Chief Financial Officer (serves at the discretion of the Board); since 2003	Treasurer of RMR Advisors, Inc. since 2004 (Vice President from 2003 to 2004); Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 2002 to 2006); Treasurer and Chief Financial Officer, Hospitality Properties Trust since 2002; and Treasurer and Chief Financial Officer, Government Properties Income Trust since 2011.	1

Name and Year of Birth	Position held with the Fund and length of time served†	Other principal occupations in the past 5 years	Number of portfolios in fund complex for which position is held
Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002

Secretary and Clerk of RMR Advisors, Inc. since 2002; Executive Vice President and General Counsel of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Secretary of Hospitality Properties Trust since 2008 (Assistant Secretary from 1996 to 2008); Secretary of Senior Housing Properties Trust since 2008 (Assistant Secretary from 1998 to 2008); Secretary of CommonWealth REIT since 2008 (Senior Vice President from 1999 to 2008); Secretary of Five Star Quality Care, Inc. since 2012 (Assistant Secretary from 2001 to 2012); Secretary of TravelCenters of America LLC since 2007; Secretary of Government Properties Income Trust since 2009; Secretary of Select Income REIT since 2011.

			1
Fernando Diaz (1968)	Vice President (serves at the discretion of the Board); Portfolio Manager of the Fund; since 2007	Vice President of RMR Advisors, Inc. since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1
Karen Jacoppo-Wood (1966)	Vice President and Assistant Secretary (serves at the discretion of the Board); since 2007	Vice President of RMR Advisors, Inc. since 2007; Assistant General Counsel of Reit Management since 2011; Counsel, Pioneer Investment Management, Inc. from 2004 to 2006; and Vice President and Managing Counsel, State Street Bank and Trust Company from 2006 to 2007.	1

Name and Year of Birth	Position held with the Fund and length of time served†	Other principal occupations in the past 5 years	Number of portfolios in fund complex for which position is held
Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012	Chief Compliance Officer of RMR Advisors, Inc. since 2012; Director of Internal Audit of CommonWealth REIT, Hospitality Properties Trust, Senior Housing Properties Trust, Government Properties Income Trust, Select Income REIT, Five Star Quality Care, Inc. and TravelCenters of America LLC since 2012; Vice President, General Counsel and Secretary of Five Star Quality Care, Inc. from 2011 to 2012; Senior Vice President of Reit Management from 2011 to 2012; attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011.	1

†
Includes the length of time served as an officer of the Fund's predecessor funds.

††
Adam D. Portnoy is the son of Barry M. Portnoy, a Trustee of the Fund.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth, for each Trustee, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2013 unless otherwise noted. The Fund is not part of a "family of investment companies" as that term is defined in the 1940 Act. The information as to beneficial ownership is based on statements furnished to the Fund by such Trustees.

Name	Dollar range of equity securities in the Fund
Interested Trustees
Barry M. Portnoy	over $100,000
Adam D. Portnoy	over $100,000
Independent Trustees
John L. Harrington*	over $100,000
Jeffrey P. Somers	$10,001 - $50,000
Arthur G. Koumantzelis	$1 - $10,000

*
Mr. John L. Harrington is a Trustee of the Fund and a nominee for election as Trustee of the Fund.

        The Advisor is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. The following table sets forth for each Independent Trustee of the Fund information regarding securities beneficially owned by them of those companies that Reit Management provides management services to.

Name	Company	Title of Class	Value of Securities†	Percent of Class
John L. Harrington	Hospitality Properties Trust	Common	$574,668	*
John L. Harrington	Senior Housing Properties Trust	Common	$433,485	*
John L. Harrington	Government Properties Income Trust	Common	$217,438	*
Arthur G. Koumantzelis	Five Star Quality Care, Inc.	Common	$230,446	*
Arthur G. Koumantzelis	Hospitality Properties Trust	Common	$151,756	*
Arthur G. Koumantzelis	TravelCenters of America LLC	Common	$468,118	*
Arthur G. Koumantzelis	Senior Housing Properties Trust	Common	$62,865	*
Arthur G. Koumantzelis	CommonWealth REIT	Common	$35,204	*
Jeffrey P. Somers	Senior Housing Properties Trust	Common	$266,760	*
Jeffrey P. Somers	Government Properties Income Trust	Common	$217,438	*
Jeffrey P. Somers	Select Income REIT	Common	$106,960	*

†
As of December 31, 2013.

*
Less than 1%.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Unless otherwise indicated, the information set forth below is as of December 31, 2013. To the Fund's knowledge, no person beneficially owned more than 5% of the Fund's outstanding common or preferred shares, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned 1% or more of the outstanding common shares of the Fund, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned any of its preferred shares. To the Fund's knowledge, the officers and Trustees of the Fund beneficially own, as a group, 549,921 common shares (not including any fractional shares which may be beneficially owned by an officer or Trustee) of the Fund, representing approximately 7.19% of the Fund's outstanding common shares. Unless otherwise indicated below, to the Fund's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person. Share amounts listed below do not include fractional share amounts.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	See Note	Percentage of Share Class
Common Shares	Advisors Asset Management, Inc.	788,168	(1)	10.30%
Common Shares	First Trust Portfolios L.P.	710,905	(2)	9.29%
Common Shares	Morgan Stanley	580,676	(3)	7.60%
Common Shares	Barry M. Portnoy	425,398	(4)(5)	5.56%
Common Shares	Adam D. Portnoy	138,860	(4)(6)	1.81%
Common Shares	John L. Harrington	6,458	(4)	*
Common Shares	Mark L. Kleifges	6,200	(4)	*
Common Shares	Jeffrey P. Somers	957	(4)	*
Common Shares	Arthur G. Koumantzelis	390	(4)	*
Preferred Shares	Royal Bank of Canada	5	(7)	*

*
Less than 1%.

(1)
Information based on Schedule 13G/A, dated December 31, 2013, filed by Advisors Asset Management, Inc. with the SEC on February 12, 2014. According to this Schedule 13G, Advisors Asset Management, Inc. is the sponsor of several unit investment trusts which hold common shares of the Fund. Also according to this Schedule 13G, Advisors Asset Management, Inc. has sole voting and dispositive power over the 788,168 common shares of the Fund identified in the Schedule 13G. The address of Advisors Asset Management, Inc. is 18925 Base Camp Road, Monument, Colorado 80132.

(2)
Information based on Schedule 13G/A, dated December 31, 2013, filed jointly by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation with the SEC on February 7, 2014. According to this Schedule 13G, The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P., and First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts which hold common shares of the Fund. Also according to this Schedule 13G, neither First Trust Portfolios L.P., First Trust Advisors L.P. nor The Charger Corporation have the power to vote the common shares of the Fund held by these unit investment trusts sponsored by First Trust Portfolios L.P. and the Fund's common shares are voted by the trustee of such unit investment trusts so as to ensure that the common shares are voted as closely as possible in the same manner and in the same general proportion as are the common shares held by owners other than such unit investment trusts. This Schedule 13G discloses that First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation have shared dispositive power over the 710,905 common shares of the Fund identified in the Schedule 13G. This Schedule 13G also states that First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation disclaim beneficial ownership of the Fund's common shares identified in the Schedule 13G. The address of each of First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

(3)
Information based on Schedule 13G/A, dated December 31, 2013, filed jointly by Morgan Stanley ("MS") and Morgan Stanley Smith Barney LLC ("MSSB") with the SEC on February 10, 2014. MS is a parent holding company of MSSB according to this Schedule 13G. According to this Schedule 13G, MS and MSSB have sole voting power over 504,208 common shares, shared voting power over 28,295 common shares and sole dispositive power over 580,676 common shares. The address of each of MS and MSSB is 1585 Broadway, New York, New York, 10036.

(4)
The address of each of Messrs. Barry Portnoy, Adam Portnoy, Harrington, Kleifges, Somers and Koumantzelis is Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Messrs. Barry Portnoy, Harrington, Somers and Koumantzelis are Trustees of the Fund. Mr. Adam Portnoy is a Trustee and the President of the Fund. Mr. Kleifges is the Treasurer and Chief Financial Officer of the Fund.

(5)
394,474 common shares are owned directly by Mr. Barry Portnoy and an additional 30,924 common shares are beneficially owned by Mr. Barry Portnoy by virtue of his 55% ownership of the Advisor, which directly owns those shares. Mr. Barry Portnoy disclaims beneficial ownership of the Fund's common shares owned by the Advisor, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts.

(6)
107,936 common shares are owned directly by Mr. Adam Portnoy and an additional 30,924 common shares are beneficially owned by Mr. Adam Portnoy by virtue of his 45% ownership of the Advisor, which directly owns those shares. Mr. Adam Portnoy disclaims beneficial ownership of the Fund's common shares owned by the Advisor, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(7)
Information based on Schedule 13G/A, dated January 31, 2014, filed by the Royal Bank of Canada with the SEC on February 10, 2014. According to this Schedules 13G, the Royal Bank of Canada owns 1 share of the Fund's Series M Preferred Shares (1.6% of Series M), 1 share of the Fund's Series T Preferred Shares (0.2% of Series T), 1 share of the Fund's Series W Preferred Shares (2.1% of Series W), 1 share of the Fund's Series Th Preferred Shares (1.1% of Series Th), and 1 share of the Fund's Series F Preferred Shares (3.7% of Series F). According to this Schedule 13G, the Royal Bank of Canada shares voting and dispositive power over these shares with RBC Capital Markets, LLC. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario, M5J 2J5, Canada. RBC Capital Markets, LLC has an address of 3 World Financial Center, 200 Vesey Street, New York, New York, 10281. RBC Capital Markets, LLC is an affiliate of the Fund's lead broker-dealer for its preferred shares.

          The declaration of trust and bylaws of the Fund generally provide that no person or group of persons, other than an excepted person or group (as approved by the Fund's Board or as stated in the Fund's declaration of trust or bylaws), may beneficially own in excess of 9.8% of (i) any class or series of shares of the Fund, or (ii) the aggregate of all the outstanding classes and series of shares of the Fund. The Fund's Board intends to strictly enforce these provisions of the Fund's declaration of trust and bylaws by utilizing, when necessary, the remedies available in the Fund's declaration of trust and bylaws for violations of these provisions of the Fund's declaration of trust and bylaws, although in certain instances it may grant exceptions to this ownership limitation in accordance with the provisions of the Fund's declaration of trust and bylaws when it determines that doing so would be in the best interests of the Fund and its shareholders. The Fund has granted Royal Bank of Canada, First Trust Portfolios L.P. and Advisors Asset Management, Inc., and their respective affiliates, limited exceptions to the ownership limitation with respect to their beneficial ownership of common or preferred shares (as applicable) of the Fund. For more information about these ownership limitations, please refer to the full text of the Fund's declaration of trust and bylaws, which is available by accessing the Fund's filings with the SEC on the SEC's website (www.sec.gov) or on the Fund's website (www.rmrfunds.com), or contact our Investor Relations Group at (866) 790-8165.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires that fund trustees, executive officers, and persons who own more than 10% of a registered class of a fund's equity securities, as well as a fund's investment adviser and its officers and directors, file reports of ownership and changes in ownership of securities of the fund with the SEC and NYSE MKT. A fund's executive officers, trustees, and greater than 10% shareholders, as well as a fund's investment adviser and its officers and directors, are required to furnish the fund with copies of all forms they file pursuant to Section 16(a). Based solely on a review of copies of these reports furnished to the Fund pursuant to Rule 16a-3(e) under the Exchange Act, or written representations that no such reports were required, the Fund believes that during 2013 all such filing requirements applicable to its executive officers, Trustees, and greater than 10% shareholders, as well as to the Advisor, and its officers and directors, were timely met.

OTHER INFORMATION ABOUT THE FUND,
THE FUND'S ADVISOR AND THE FUND'S ADMINISTRATOR

          The Advisor, located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, serves as the investment adviser, manager and administrator for the Fund. The Advisor was founded in 2002 and is owned by Messrs. Barry M. Portnoy and Adam D. Portnoy, both Trustees of the Fund. Mr. Adam Portnoy also is the President and Chief Executive Officer of the Fund. State Street Bank and Trust Company ("State Street"), located at Two Avenue de Lafayette, Boston, Massachusetts 02111, is the Fund's sub-administrator.

        On December 13, 2011, in connection with the approval of the Fund's merger with Old RMR Real Estate Income Fund ("Old RIF"), the Fund's shareholders approved a new investment advisory agreement with the Advisor that was in effect for two years from the closing date of the Fund's merger with Old RIF, January 20, 2012, and which continues from year to year thereafter as long as such continuation is approved in the manner prescribed by the 1940 Act. The Fund's investment advisory agreement with the Advisor (the "Advisory Agreement") was most recently continued by the Board and the Independent Trustees for an additional one year term, commencing on January 20, 2014, at a meeting of the Board that took place on December 18, 2013. The Advisory Agreement calls for fees to be paid to the Advisor equal to an annual percentage of the Fund's managed assets of 0.85%. As of December 31, 2013, the managed assets of the Fund were approximately $228 million. The Fund's managed assets are equal to the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings. During 2013, advisory fees were $2,029,217 for the Fund. Neither the Advisor nor any of its affiliated companies receive compensation from the Fund other than pursuant to the advisory fees described herein and the Fund's administration agreement, which was also most recently re-approved by the Fund's Board in 2013, except the Fund reimbursed the Advisor allocated internal audit and compliance costs as described below. A discussion regarding the basis for the Board continuing the Advisory Agreement for an additional one year term will be available in the Fund's 2013 Annual Report, which will be filed with the SEC on Form N-CSR.

        To date, amounts paid or payable to the Advisor under the administration agreement have been limited to reimbursement of the fees charged to the Advisor for the Fund by State Street, which for 2013 totaled $74,745. The Board, and separately the Independent Trustees, also authorized reimbursement payments to the Advisor by the Fund for services of a chief compliance officer and internal audit services for the Fund for the twelve months ended December 31, 2013. The expenses recognized by the Fund for these services for 2013 totaled $101,719.

        Under the terms of the Advisory Agreement, the Advisor provides the Fund with an investment program, makes day-to-day investment decisions for the Fund and manages the Fund's business affairs in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Board. The Advisor also provides persons satisfactory to the Board to serve as the Fund's officers. The Fund's officers, as well as its other employees and Trustees may be directors, trustees, officers or employees of the Advisor and its affiliates, including Reit Management. Generally, the Advisory Agreement may be terminated by a majority of the Fund's Trustees or by proper vote of the Fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The Advisory Agreement terminates automatically on its assignment (as that term is defined in the 1940 Act). Since the closing of the Fund's merger with Old RIF, Messrs. Barry Portnoy, Adam Portnoy and Fernando Diaz, portfolio managers of Old RIF, have served as the Fund's portfolio managers. The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions.

        In addition to the fee paid to the Advisor, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of the Independent Trustees, custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, allocated internal audit costs, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer the Fund's dividend reinvestment plan and taxes, if any.

 DIRECTORS AND OFFICERS OF THE ADVISOR

        Information as of the date of this proxy statement relating to the directors and officers of the Advisor is set forth below. Officers of the Advisor are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and officers of the Advisor.

Name (Year of Birth)	Position	Date position was acquired
Adam D. Portnoy (1970)	Owner, Director and President	October 2006 (Owner); May 2007 (Director and President)
Barry M. Portnoy (1945)	Owner, Director and Vice President	July 2002
Gerard M. Martin (1934)	Director and Vice President	July 2002
Mark L. Kleifges (1960)	Treasurer	September 2004
Jennifer B. Clark (1961)	Secretary and Clerk	July 2002
Karen Jacoppo-Wood (1966)	Vice President	May 2007
Fernando Diaz (1968)	Vice President	May 2007
Vern D. Larkin (1970)	Chief Compliance Officer	March 2012

        Messrs. Barry M. Portnoy and Adam D. Portnoy are Trustees of the Fund, and Messrs. Adam D. Portnoy, Kleifges, Diaz and Larkin, Ms. Clark and Ms. Jacoppo-Wood are officers of the Fund. Mr. Adam Portnoy is the son of Mr. Barry Portnoy.

 AUDIT COMMITTEE REPORT

        The Audit Committee of the Fund oversees the Fund's financial reporting process. The Audit Committee has: (1) reviewed and discussed with management the Fund's 2013 audited financial statements for the fiscal year ended December 31, 2013; (2) discussed with Ernst & Young LLP, the Fund's independent auditor, the matters required to be discussed under PCAOB Accounting Standard No. 16; (3) received the written disclosures or the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant's independence; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and concluded that it is compatible at this time. At the Audit Committee's meeting on February 20, 2014, and based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2013 annual report to shareholders and filed with the SEC.

AUDIT COMMITTEE of RMR Real Estate Income Fund
John L. Harrington, Chairman Jeffrey P. Somers Arthur G. Koumantzelis

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Board, at its meeting on December 18, 2013, appointed Ernst & Young LLP as the Fund's independent registered public accountant for 2014. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the Annual Meeting.

        The fees for services provided by Ernst & Young LLP for the Fund for the last two years (the Fund's fiscal year end is December 31) were as follows:

2013
Audit fees	$44,500
Audit related fees	—
Tax fees	11,235

Subtotal	55,735
All other fees	—

Ernst & Young LLP total fees	$55,735

2012
Audit fees	$42,500
Audit related fees	—
Tax fees	10,700

Subtotal	53,200
All other fees	—

Ernst & Young LLP total fees	$53,200

        The Fund's Audit Committee has established policies and procedures which are intended to control the services provided and charges by its independent registered public accountants and to monitor their continuing independence. Under these policies, no services may be undertaken by the Fund's independent registered public accountant unless the engagement is specifically pre-approved by the Audit Committee or the services are included within a category which has been generally approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, the Advisor is required to notify the Audit Committee when pre-approved services are undertaken and the committee or its chairman may approve amendments or modifications to the engagement or the maximum fees. The Chief Compliance Officer and Director of Internal Audit of the Fund is responsible to report to the Audit Committee regarding compliance with these policies.

        The Audit Committee will not approve engagements of the Fund's independent registered public accountant to perform non-audit services if doing so will cause the independent registered public accountant to cease to be independent within the meaning of applicable SEC or NYSE MKT rules. In other circumstances, the Audit Committee considers, among other things, whether the Fund's independent registered public accountant is able to provide the required services in a more or less effective and efficient manner than other available service providers.

        There were no non-audit fees billed by Ernst & Young LLP for services rendered to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provided ongoing services to the Fund in 2012 or 2013.

        All services in 2012 and 2013 for which the Fund engaged its independent registered public accountants were approved by the Audit Committee. The only non-audit services provided by Ernst & Young LLP to the Fund were for tax services (in 2012 and 2013). The tax services involved reviewing the Fund's tax reporting and tax compliance procedures. The Audit Committee of the Fund determined that the non-audit services provided by Ernst & Young LLP were compatible with the rules on auditor independence promulgated by the SEC and the audit and non-audit services policies and procedures of the Fund. When considering the engagement of Ernst & Young LLP, the Audit Committee considered the working relationship of the Fund with Ernst & Young LLP, determined the fees for audit and non-audit services to be appropriate and approved the engagement of Ernst & Young LLP to provide the audit and non-audit services. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2012 and 2013 are set forth above.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this proxy statement or the Fund's annual report may be sent to multiple shareholders of the same Fund in each household. The Advisor will promptly deliver a separate copy of either document to you, if you call or write to the Advisor at the following address or telephone number: RMR Advisors, Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Advisor at the above address or telephone number.

 OTHER MATTERS

        At this time, the Board knows of no other matter which will be brought before the Annual Meeting. However, if other matters properly come before the Annual Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the Board,
JENNIFER B. CLARK Secretary RMR Real Estate Income Fund

Newton, Massachusetts
February 21, 2014

IMPORTANT

        If your shares are held in your own name, please complete a proxy over the internet or by telephone in the manner provided on the website indicated in the Notice of Internet Availability that you received in the mail; alternatively, please request, complete and return a proxy card today. If your shares are held in "street name," you should provide instructions to your broker, bank, nominee or the other institution holding your shares on how to vote your shares. You may provide instructions to your broker, bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return a proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 23, 2014

RMR REAL ESTATE INCOME FUND	Meeting Information

	Meeting Type:	Annual
	For holders as of:	February 14, 2014
	Date:	April 23, 2014
	Time:	9:30 a.m.
	Location:	RMR Funds
Two Newton Place
255 Washington Street
Suite 100
Newton, MA 02458
You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

--- Before You Vote ---

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT

How to View Online:
Have the information that is printed in the box marked by the arrow

XXXX XXXX XXXX

(located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*                If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

XXXX XXXX XXXX

                       (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before April 9, 2014 to facilitate timely delivery.

--- How to Vote ---

Please Choose One of the Following Voting Methods

Vote In Person:  If you choose to vote these shares in person at the meeting, you must request a “legal proxy.”  To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

XXXX XXXX XXXX

(located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Trustees recommends you vote FOR the following proposal:

1.                                      To elect one Class I Trustee to our Board (Common Shareholders and Preferred Shareholders, voting together as a single class):

Nominee:

1a.                               John L. Harrington

2.                                      In their discretion, the Proxy Holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof.

CONTROL #

RMR Real Estate Income Fund

For the Annual Meeting of Shareholders

To be Held on Wednesday, April 23, 2014

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
  The Proxy Statement is available at www.proxyvote.com.

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts 02458
Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF TRUSTEES OF RMR REAL ESTATE INCOME FUND

The undersigned shareholder of RMR Real Estate Income Fund (the “Fund”), a Delaware statutory trust, hereby appoints Adam D. Portnoy, Mark L. Kleifges and Karen Jacoppo-Wood, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the Fund to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, April 23, 2014, at 9:30 a.m. (Eastern time) (the “Annual Meeting”), and any adjournments, postponements or delays thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting.  The undersigned hereby acknowledges receipt of the notice of the Annual Meeting of shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revokes any proxy heretofore given with respect to the Annual Meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF.  IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE FUND’S NOMINEE FOR TRUSTEE IN PROPOSAL 1.  THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

See reverse for voting instructions.

*Please read the proxy statement before you vote, and
To Vote by Internet
1) Have the proxy card below at hand.
2) Go to website www.proxyvote.com, and follow the instructions provided on the website.
To Vote by Telephone
1) Have the proxy card below at hand.
2) Call 1-800-690-6903, and follow the instructions.
To Vote by Mail
1) Check the appropriate boxes on the proxy card below.
2) Sign and date the proxy card.
3) Return the proxy card in the envelope provided.

----------------------------------------------------------------------------------------------------------------------------------------------------------------

RMR REAL ESTATE INCOME FUND (Common and Preferred Shares)

The Board of Trustees Recommends a Vote “FOR” Proposal 1.

1. To elect one Class I Trustee to our Board (Common Shareholders and Preferred Shareholders, voting together as a single class):	Nominee: John L. Harrington	☐ Vote FOR this nominee	☐ Vote AGAINST this nominee	☐ ABSTAIN

2.        In their discretion, the Proxy Holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE NOMINEE FOR TRUSTEE IN PROPOSAL 1.  IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.  THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS ANNUAL MEETING.

Please be sure to sign and date this Proxy.

Date	Date

Signature(s) in Box	Signature (Joint Owners)

NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  If a corporation, please sign in full corporate name, by authorized officer indicating title.  If a partnership, please sign in partnership name by authorized person indicating title.

QuickLinks

SOLICITATION OF PROXIES
INFORMATION REGARDING NOMINEE AND TRUSTEES OF THE FUND
COMPENSATION OF TRUSTEES
COMMUNICATIONS WITH TRUSTEES
BOARD LEADERSHIP STRUCTURE AND COMMITTEES
SHAREHOLDER NOMINATIONS AND PROPOSALS
SELECTION OF CANDIDATES FOR TRUSTEES
OFFICERS OF THE FUND
TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION ABOUT THE FUND, THE FUND'S ADVISOR AND THE FUND'S ADMINISTRATOR
DIRECTORS AND OFFICERS OF THE ADVISOR
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS
IMPORTANT